UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21470

Eaton Vance Tax-Advantaged Global Dividend Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Advantaged Global Dividend Income Fund (ETG)

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2017

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Notice to Shareholders	25

Annual Meeting of Shareholders	26

Dividend Reinvestment Plan	27

Management and Organization	29

Important Notices	32

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Non-U.S. stocks delivered strong returns in the 12-month period ended October 31, 2017, behind an extended rally that began with Donald Trump’s victory in the U.S. presidential election.

U.S. stocks moved sharply higher following President Trump’s election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance early in the new year. Stocks slipped in March 2017 following the failure of President Trump’s health care bill in Congress. However, U.S. stocks quickly regained their upward momentum, advancing steadily despite two more Fed rate hikes in March 2017 and June 2017.

Non-U.S. stocks retreated in August 2017 amid mounting tensions with North Korea. Stocks soon rebounded, with major worldwide indexes reaching record highs in the final two months of the period ended October 31, 2017.

Positive economic indicators across a broad geographic range benefited non-U.S. stocks, similar to U.S. stocks. National elections in France, Britain and Germany set a new political course for Europe, helping to boost equity markets across Europe. In the Asia-Pacific region, key equity indexes also rose during the period despite tensions with North Korea. In the three months ended September 30, 2017, China’s stock market recorded its best quarterly performance in two years. China’s strong economic growth also helped many emerging market stocks achieve solid gains in the period.

For the 12-month period ended October 31, 2017, the MSCI World Index (the Index),2 a proxy for global equities, advanced 22.77% while reaching multiple all-time highs. The MSCI EAFE Index of developed-market international equities rose 23.44%, while the MSCI Emerging Markets Index returned 26.45%. In the U.S., the blue-chip Dow Jones Industrial Average soared 32.07%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 23.63%.

Fund Performance

For the 12-month period ended October 31, 2017, Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) had a total return of 24.42% at net asset value (NAV), outperforming the 22.77% return of the Fund’s primary benchmark, the Index. While the Fund’s common stock allocation underperformed the Index and its preferred security allocation detracted from Fund performance versus the Index, the use of leverage6 led the Fund as a whole to outperform the Index.

Within the Fund’s common stock allocation, Fund performance versus the Index was hurt by stock selection and an underweight, relative to the Index, in the health care sector; stock selection in the consumer discretionary sector; and stock selection and an underweight, relative to the Index, in the materials sector. In health care, the Fund’s overweight position in biopharmaceutical firm Shire PLC declined in value on concerns about the ongoing market value of its hemophilia treatments, downgrades to earnings estimates, and the sudden departure of its chief financial officer. Elsewhere in health care, the Fund’s overweight holding in pharmaceutical firm Allergan PLC fell in price as specialty pharmaceutical stocks in general declined during the period, and a federal court decision invalidated four patents covering one of Allergan’s leading products, dry-eye drug Restasis.

In contrast, stock selection in the financials, consumer staples and utilities sectors aided Fund performance versus the Index. Overweighting JPMorgan Chase & Co. and Wells Fargo & Co. helped results versus the Index in the financials sector. The sector in general performed well following the November 2016 election, in anticipation of lighter regulation and corporate tax reform under a new administration. The expectation that rising interest rates would buoy profits at banks and other lenders was a tailwind for the financials sector as well.

For the 12-month period, the Fund’s preferred security allocation (i.e., preferred stocks, exchange-traded funds investing primarily in preferred stocks and corporate bonds and notes with preferred characteristics) detracted from Fund performance versus the Index. The preferred security allocation underperformed the Index, but outperformed the overall preferred market, as measured by the ICE BofAML Fixed Rate Preferred Securities Index (ICE BofAML Preferred Index). That outperformance versus the ICE BofAML Preferred Index was driven by an allocation to lower-quality securities that were not held by the ICE BofAML Preferred Index; greater exposure to non-U.S. issuers than the ICE BofAML Preferred Index; and strong performance from several securities with floating rates that were not held by the ICE BofAML Preferred Index. As of period end, the Fund had 18.4% of its total investments in preferred securities.

The Fund’s use of leverage had the effect of achieving additional exposure to the common and preferred markets, thus magnifying the Fund’s exposure to its underlying investments. During the period, leverage magnified the positive performance of the Fund’s preferred security and common stock allocations, and thus contributed to Fund performance versus the Index, which does not employ leverage.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Performance2,3

Portfolio Managers Michael A. Allison, CFA and John H. Croft, CFA of Eaton Vance Management; Christopher M. Dyer, CFA of Eaton Vance Advisers

International Ltd.

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	01/30/2004	24.42%	12.59%	3.37%
Fund at Market Price	—	29.34	12.52	3.84
MSCI World Index	—	22.77%	11.55%	4.09%
ICE BofAML Fixed Rate Preferred Securities Index	—	6.58	6.14	3.97
Blended Index	—	19.39	10.54	4.32

% Premium/Discount to NAV[4]
				–5.65%

Distributions[5]
Total Distributions per share for the period				$1.230
Distribution Rate at NAV				6.75%
Distribution Rate at Market Price				7.16%

% Total Leverage[6]
Borrowings				23.41%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)8

Top 10 Holdings (% of total investments)7

Alphabet, Inc., Class C	2.9%

Johnson & Johnson	2.2

Amazon.com, Inc.	1.8

Facebook, Inc., Class A	1.6

Wells Fargo & Co.	1.6

ASML Holding NV	1.6

Royal Dutch Shell PLC, Class B	1.6

Nippon Telegraph & Telephone Corp.	1.5

Melrose Industries PLC	1.5

CDW Corp.	1.4

Total	17.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. ICE BofAML Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. The Blended Index consists of 80% MSCI World Index and 20% ICE BofAML Fixed Rate Preferred Securities Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the chart, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

5

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Portfolio of Investments

Common Stocks — 102.6%

Security	Shares	Value

Aerospace & Defense — 1.1%
CAE, Inc.(1)	834,607	$14,788,866

		$14,788,866

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.(1)	180,754	$14,194,612

		$14,194,612

Auto Components — 0.7%
Goodyear Tire & Rubber Co. (The)(1)	325,895	$9,969,128

		$9,969,128

Automobiles — 0.8%
Peugeot SA(1)	484,833	$11,502,931

		$11,502,931

Banks — 9.4%
BNP Paribas SA(1)	254,170	$19,837,821
Canadian Imperial Bank of Commerce(1)	180,335	15,873,841
ING Groep NV(1)	1,027,348	18,984,840
JPMorgan Chase & Co.(1)	175,831	17,690,357
KeyCorp	591,603	10,796,755
Mitsubishi UFJ Financial Group, Inc.(1)	2,810,230	19,062,188
Wells Fargo & Co.(1)	505,742	28,392,356

		$130,638,158

Beverages — 3.3%
Anheuser-Busch InBev SA/NV(1)	126,566	$15,519,663
Constellation Brands, Inc., Class A(1)	71,082	15,573,356
Diageo PLC(1)	440,711	15,049,757

		$46,142,776

Biotechnology — 2.8%
BioMarin Pharmaceutical, Inc.(1)(2)	58,308	$4,786,504
Celgene Corp.(1)(2)	146,796	14,821,992
Shire PLC(1)	388,096	19,115,899

		$38,724,395

Building Products — 1.0%
Assa Abloy AB, Class B(1)	687,408	$14,492,517

		$14,492,517

Security	Shares	Value

Capital Markets — 1.8%
Credit Suisse Group AG(1)	865,994	$13,647,045
St. James’s Place PLC(1)	772,611	12,075,834

		$25,722,879

Chemicals — 2.7%
Arkema SA(1)	125,833	$15,896,651
Ecolab, Inc.(1)	100,375	13,114,997
Novozymes A/S, Class B(1)	144,798	8,000,494

		$37,012,142

Commercial Services & Supplies — 0.8%
SECOM Co., Ltd.(1)	153,300	$11,672,581

		$11,672,581

Consumer Finance — 1.3%
Discover Financial Services(1)	181,594	$12,081,449
Navient Corp.	81,799	1,019,215
OneMain Holdings, Inc.(1)(2)	137,583	4,371,012

		$17,471,676

Containers & Packaging — 1.5%
Sealed Air Corp.(1)	481,477	$21,295,728

		$21,295,728

Diversified Financial Services — 1.8%
ORIX Corp.(1)	1,416,398	$24,352,984

		$24,352,984

Diversified Telecommunication Services — 2.0%
Nippon Telegraph & Telephone Corp.(1)	573,647	$27,734,410

		$27,734,410

Electric Utilities — 3.7%
American Electric Power Co., Inc.(1)	109,149	$8,121,777
Iberdrola SA(1)	2,856,201	23,080,977
NextEra Energy, Inc.(1)	130,296	20,205,001

		$51,407,755

Electrical Equipment — 4.0%
Legrand SA(1)	230,216	$17,084,438
Melrose Industries PLC(1)	9,124,690	26,651,877
Zhuzhou CRRC Times Electric Co., Ltd., Class H(1)	2,055,586	12,031,237

		$55,767,552

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Electronic Equipment, Instruments & Components — 2.8%
CDW Corp.(1)	357,691	$25,038,370
Keyence Corp.(1)	24,501	13,603,563

		$38,641,933

Energy Equipment & Services — 0.6%
Halliburton Co.(1)	190,783	$8,154,065

		$8,154,065

Equity Real Estate Investment Trusts (REITs) — 3.4%
American Tower Corp.(1)	136,829	$19,658,222
Equity Residential(1)	270,358	18,184,279
Simon Property Group, Inc.(1)	58,344	9,062,574

		$46,905,075

Food Products — 0.6%
Pinnacle Foods, Inc.(1)	164,009	$8,925,370

		$8,925,370

Health Care Equipment & Supplies — 1.2%
Boston Scientific Corp.(2)	153,970	$4,332,716
ConvaTec Group PLC(1)(3)	3,222,498	8,384,340
Danaher Corp.	47,127	4,348,408

		$17,065,464

Household Durables — 1.3%
Newell Brands, Inc.(1)	445,464	$18,166,022

		$18,166,022

Household Products — 1.1%
Reckitt Benckiser Group PLC(1)	165,267	$14,785,884

		$14,785,884

Insurance — 3.6%
AIA Group, Ltd.(1)	2,038,889	$15,364,005
Chubb, Ltd.(1)	104,596	15,775,169
Prudential PLC(1)	781,001	19,169,953

		$50,309,127

Internet & Direct Marketing Retail — 2.4%
Amazon.com, Inc.(1)(2)	29,792	$32,928,502

		$32,928,502

Security	Shares	Value

Internet Software & Services — 5.8%
Alphabet, Inc., Class C(1)(2)	51,366	$52,220,730
Facebook, Inc., Class A(1)(2)	161,392	29,060,244

		$81,280,974

IT Services — 1.7%
Visa, Inc., Class A(1)	208,805	$22,964,374

		$22,964,374

Machinery — 3.6%
Fortive Corp.(1)	207,583	$14,999,947
Komatsu, Ltd.(1)	738,063	24,116,763
Xylem, Inc.	174,741	11,625,519

		$50,742,229

Media — 1.5%
Interpublic Group of Cos., Inc. (The)(1)	1,088,222	$20,948,273

		$20,948,273

Metals & Mining — 1.1%
Rio Tinto, Ltd.(1)	284,567	$15,163,514

		$15,163,514

Oil, Gas & Consumable Fuels — 5.6%
BP PLC(1)	2,453,816	$16,643,393
ConocoPhillips(1)	278,991	14,270,390
Phillips 66(1)	119,224	10,858,922
Royal Dutch Shell PLC, Class B(1)	876,140	28,209,315
Seven Generations Energy, Ltd., Class A(1)(2)	569,809	8,603,891

		$78,585,911

Personal Products — 2.4%
Estee Lauder Cos., Inc. (The), Class A(1)	72,700	$8,128,587
Unilever PLC(1)	434,533	24,626,701

		$32,755,288

Pharmaceuticals — 9.2%
Allergan PLC(1)	85,889	$15,222,107
Bayer AG(1)	83,117	10,811,761
Eli Lilly & Co.(1)	226,563	18,564,572
Johnson & Johnson(1)	287,824	40,125,544
Novo Nordisk A/S, Class B(1)	314,189	15,643,101
Roche Holding AG PC(1)	66,898	15,462,200
Zoetis, Inc.(1)	188,037	12,000,522

		$127,829,807

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Professional Services — 1.1%
Verisk Analytics, Inc.(1)(2)	175,035	$14,886,727

		$14,886,727

Road & Rail — 0.9%
CSX Corp.(1)	241,649	$12,186,359

		$12,186,359

Semiconductors & Semiconductor Equipment — 4.0%
ASML Holding NV(1)	156,614	$28,257,745
Renesas Electronics Corp.(1)(2)	100,173	1,295,145
Sumco Corp.(1)	457,435	10,075,721
Taiwan Semiconductor Manufacturing Co., Ltd. ADR(1)	392,784	16,626,547

		$56,255,158

Specialty Retail — 3.1%
Home Depot, Inc. (The)(1)	129,651	$21,493,543
Industria de Diseno Textil SA(1)	584,611	21,851,608

		$43,345,151

Technology Hardware, Storage & Peripherals — 2.0%
Apple, Inc.(1)	59,734	$10,097,435
HP, Inc.(1)	793,281	17,095,206

		$27,192,641

Textiles, Apparel & Luxury Goods — 1.6%
Lululemon Athletica, Inc.(1)(2)	122,321	$7,523,965
LVMH Moet Hennessy Louis Vuitton SE(1)	50,460	15,050,354

		$22,574,319

Tobacco — 1.2%
British American Tobacco PLC(1)	266,160	$17,196,551

		$17,196,551

Trading Companies & Distributors — 1.1%
MISUMI Group, Inc.(1)	539,707	$14,786,640

		$14,786,640

Total Common Stocks (identified cost $1,321,353,920)		$1,427,466,448

Preferred Stocks — 10.9%

Security	Shares	Value

Banks — 4.8%
AgriBank FCB, 6.875% to 1/1/24(1)(5)	50,890	$5,639,248
CoBank ACB, Series F, 6.25% to 10/1/22(1)(3)(5)	51,100	5,518,800
Farm Credit Bank of Texas, 6.75% to 9/15/23(1)(3)(5)	7,600	837,900
Farm Credit Bank of Texas, Series 1, 10.00%(1)(3)	2,490	3,044,025
First Republic Bank, Series G, 5.50%	37,875	974,903
First Tennessee Bank NA, 3.75%, (3 mo. USD LIBOR + 0.85%, Floor 3.75%)(1)(3)(6)	2,570	2,059,935
Huntington Bancshares, Inc., Series A, 8.50% (Convertible)(1)	5,350	7,516,750
IBERIABANK Corp., Series C, 6.60% to 5/1/26(1)(5)	106,995	2,978,741
KeyCorp, Series E, 6.125% to 12/15/26(1)(5)	167,745	4,896,477
Regions Financial Corp., Series A, 6.375%(1)	125,376	3,184,550
SunTrust Banks, Inc., Series E, 5.875%(1)	287,627	7,360,375
Texas Capital Bancshares, Inc., 6.50%(1)	286,789	7,353,270
Texas Capital Bancshares, Inc., Series A, 6.50%(1)	21,450	549,120
Webster Financial Corp., Series E, 6.40%(1)	173,970	4,406,660
Wells Fargo & Co., Series L, 7.50% (Convertible)(1)	6,298	8,250,380
Wells Fargo & Co., Series Y, 5.625%	57,275	1,477,695

		$66,048,829

Capital Markets — 0.4%
KKR & Co., LP, Series A, 6.75%(1)	54,669	$1,502,851
Legg Mason, Inc., 5.45%(1)	110,300	2,774,045
State Street Corp., Series D, 5.90% to 3/15/24(1)(5)	42,021	1,164,402

		$5,441,298

Diversified Financial Services — 0.4%
KKR Financial Holdings, LLC, Series A, 7.375%(1)	239,185	$6,068,123

		$6,068,123

Electric Utilities — 1.5%
Interstate Power & Light Co., Series D, 5.10%	91,305	$2,339,234
NextEra Energy Capital Holdings, Inc., Series I, 5.125%(1)	60,924	1,540,159
NextEra Energy Capital Holdings, Inc., Series K, 5.25%	156,000	4,007,640
SCE Trust VI, 5.00%(1)	330,150	8,319,780
Southern Co. (The), 6.25%(1)	169,479	4,572,543

		$20,779,356

Equity Real Estate Investment Trusts (REITs) — 1.2%
CBL & Associates Properties, Inc., Series D, 7.375%(1)	214,525	$5,294,477
DDR Corp., Series A, 6.375%	62,000	1,577,280

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
DDR Corp., Series J, 6.50%(1)	126,725	$3,197,272
DDR Corp., Series K, 6.25%	70,000	1,761,200
Spirit Realty Capital, Inc., Series A, 6.00%	114,575	2,823,128
Vornado Realty Trust, Series K, 5.70%(1)	53,253	1,354,756

		$16,008,113

Food Products — 0.8%
Dairy Farmers of America, Inc., 7.875%(1)(3)	86,230	$9,180,805
Ocean Spray Cranberries, Inc., 6.25%(1)(3)	18,430	1,700,167

		$10,880,972

Insurance — 0.3%
Arch Capital Group, Ltd., Series E, 5.25%	114,550	$2,853,441
PartnerRe, Ltd., Series I, 5.875%(1)	54,070	1,450,157

		$4,303,598

Machinery — 0.3%
Stanley Black & Decker, Inc., 5.75%(1)	181,082	$4,595,861

		$4,595,861

Multi-Utilities — 0.3%
DTE Energy Co., Series C, 5.25%(1)	186,698	$4,714,125

		$4,714,125

Oil, Gas & Consumable Fuels — 0.7%
NuStar Energy, LP, Series B, 7.625% to 6/15/22(1)(5)	403,475	$10,268,439

		$10,268,439

Thrifts & Mortgage Finance — 0.2%
Elmira Savings Bank, 8.998% to 12/31/17(1)(5)	2,545	$2,392,300

		$2,392,300

Total Preferred Stocks (identified cost $144,822,980)		$151,501,014

Corporate Bonds & Notes — 10.3%

Security	Principal Amount (000’s omitted)	Value

Airlines — 0.1%
Azul Investments LLP, 5.875%, 10/26/24(3)	$1,595	$1,597,392

		$1,597,392

Security	Principal Amount (000’s omitted)	Value

Automobiles — 0.3%
General Motors Financial Co., Inc., Series A, 5.75% to 9/30/27(5)(7)	$3,990	$4,174,537

		$4,174,537

Banks — 5.6%
Australia and New Zealand Banking Group, Ltd., 6.75% to 6/15/26(1)(3)(5)(7)	$820	$944,148
Banco do Brasil SA, 6.25% to 4/15/24(1)(3)(5)(7)	8,348	7,888,860
Banco Mercantil del Norte SA/Grand Cayman, 7.625% to 1/6/28(1)(3)(5)(7)	1,245	1,357,050
Bank of America Corp., Series AA, 6.10% to 3/17/25(1)(5)(7)	9,501	10,617,367
Credit Agricole SA, 7.875% to 1/23/24(1)(3)(5)(7)	5,964	6,803,069
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(1)(5)(7)	2,794	3,118,803
JPMorgan Chase & Co., Series Z, 5.30% to 5/1/20(1)(5)(7)	11,482	12,100,880
Lloyds Banking Group PLC, 7.50% to 6/27/24(1)(5)(7)	4,385	5,015,344
M&T Bank Corp., Series F, 5.125% to 11/1/26(1)(5)(7)	4,680	4,999,410
PNC Financial Services Group, Inc. (The), Series S, 5.00% to 11/1/26(1)(5)(7)	1,390	1,476,875
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(1)(5)(7)	8,480	9,715,536
Standard Chartered PLC, 7.75% to 4/2/23(1)(3)(5)(7)	2,630	2,922,982
UniCredit SpA, 8.00% to 6/3/24(1)(5)(7)(8)	7,025	7,792,790
Zions Bancorporation, Series I, 5.80% to 9/15/23(1)(5)(7)	681	703,051
Zions Bancorporation, Series J, 7.20% to 9/15/23(1)(5)(7)	2,626	3,000,205

		$78,456,370

Capital Markets — 1.6%
Banco BTG Pactual SA/Cayman Islands, 5.75%, 9/28/22(1)(3)	$2,704	$2,656,680
Charles Schwab Corp. (The), 5.00% to 12/1/27(5)(7)	5,740	5,811,750
Goldman Sachs Group, Inc. (The), Series M, 5.375% to 5/10/20(1)(5)(7)	5,050	5,240,006
UBS Group AG, 6.875% to 8/7/25(1)(5)(7)(8)	7,463	8,393,480

		$22,101,916

Diversified Financial Services — 0.4%
Cadence Financial Corp., 4.875%, 6/28/19(1)(3)	$3,870	$3,924,977
Textron Financial Corp., 3.05%, (3 mo. USD LIBOR + 1.735%), 2/15/67(1)(3)(6)	1,719	1,499,828

		$5,424,805

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 0.9%
AES Gener SA, 8.375% to 6/18/19, 12/18/73(1)(3)(5)	$6,131	$6,509,283
Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(1)(5)	4,890	5,206,330

		$11,715,613

Energy Equipment & Services — 0.0%(4)
Abengoa Finance S.A.U., 7.75%, 2/1/20(1)(3)(9)	$4,019	$50,238

		$50,238

Food Products — 0.7%
JBS Investments GmbH, 7.75%, 10/28/20(1)(3)	$2,312	$2,368,066
Land O’ Lakes, Inc., 8.00%(1)(3)(7)	6,721	7,493,915

		$9,861,981

Metals & Mining — 0.2%
BHP Billiton Finance USA, Ltd., 6.75% to 10/19/25, 10/19/75(1)(3)(5)	$2,388	$2,817,840

		$2,817,840

Multi-Utilities — 0.1%
Dominion Resources, Inc., 5.75% to 10/1/24, 10/1/54(1)(5)	$873	$949,300

		$949,300

Oil, Gas & Consumable Fuels — 0.3%
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24(1)(3)(5)(7)(9)	$6,342	$301,245
Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(5)(7)	3,580	3,658,044

		$3,959,289

Thrifts & Mortgage Finance — 0.1%
Flagstar Bancorp, Inc., 6.125%, 7/15/21(1)	$1,805	$1,916,773

		$1,916,773

Total Corporate Bonds & Notes (identified cost $141,245,971)		$143,026,054

Exchange-Traded Funds — 2.5%

Security	Shares	Value

Equity Funds — 2.5%
First Trust Preferred Securities and Income ETF(1)	1,219,150	$24,541,490
iShares U.S. Preferred Stock ETF(1)	276,901	10,657,919

		$35,199,409

Total Exchange-Traded Funds (identified cost $35,465,581)		$35,199,409

Short-Term Investments — 2.8%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(10)	38,306,705	$38,310,536

Total Short-Term Investments (identified cost $38,310,536)		$38,310,536

Total Investments — 129.1% (identified cost $1,681,198,988)		$1,795,503,461

Other Assets, Less Liabilities — (29.1)%		$(404,886,485)

Net Assets — 100.0%		$1,390,616,976

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Non-income producing security.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $79,861,545 or 5.7% of the Fund’s net assets.

(4)	Amount is less than 0.05%.

(5)	Security converts to floating rate after the indicated fixed-rate coupon period.

(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(7)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(8)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the aggregate value of these securities is $16,186,270 or 1.2% of the Fund’s net assets.

(9)	Issuer is in default with respect to interest and/or principal payments.

(10)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Portfolio of Investments — continued

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	55.6%	$998,650,245
United Kingdom	10.4	187,401,666
Japan	8.2	146,699,995
France	4.8	86,175,264
Netherlands	4.2	75,451,900
Spain	2.5	44,982,823
Canada	2.2	39,266,598
Switzerland	2.2	38,952,882
Denmark	1.3	23,643,595
Taiwan	0.9	16,626,547
Belgium	0.9	15,519,663
Hong Kong	0.8	15,364,005
Brazil	0.8	14,812,243
Sweden	0.8	14,492,517
China	0.7	12,031,237
Germany	0.6	10,811,761
Italy	0.4	7,792,790
Chile	0.4	6,509,283
Australia	0.2	3,761,988
Mexico	0.1	1,357,050
Exchange-Traded Funds	2.0	35,199,409

Total Investments	100.0%	$1,795,503,461

Abbreviations:

ADR	–	American Depositary Receipt
LIBOR	–	London Interbank Offered Rate
PC	–	Participation Certificate
USD	–	United States Dollar

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $1,642,888,452)	$1,757,192,925
Affiliated investment, at value (identified cost, $38,310,536)	38,310,536
Foreign currency, at value (identified cost, $1,928,001)	1,910,529
Dividends and interest receivable	3,399,752
Dividends receivable from affiliated investment	61,962
Receivable for investments sold	52,587,373
Tax reclaims receivable	6,460,286
Total assets	$1,859,923,363

Liabilities
Notes payable	$425,000,000
Payable for investments purchased	39,539,997
Due to broker	30,672
Due to custodian	2,979,050
Payable to affiliates:
Investment adviser fee	1,299,981
Trustees’ fees	8,094
Accrued expenses	448,593
Total liabilities	$469,306,387
Net Assets	$1,390,616,976

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 76,300,214 shares issued and outstanding	$763,002
Additional paid-in capital	1,302,302,706
Accumulated net realized loss	(35,258,080)
Accumulated undistributed net investment income	7,897,896
Net unrealized appreciation	114,911,452
Net Assets	$1,390,616,976

Net Asset Value
($1,390,616,976 ÷ 76,300,214 common shares issued and outstanding)	$18.23

12	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends (net of foreign taxes, $8,494,859)	$106,842,260
Dividends from affiliated investment	461,415
Interest	10,131,213
Other income	1,904,236
Total investment income	$119,339,124

Expenses
Investment adviser fee	$14,664,346
Trustees’ fees and expenses	100,085
Custodian fee	491,380
Transfer and dividend disbursing agent fees	18,815
Legal and accounting services	150,251
Printing and postage	180,233
Interest expense and fees	7,484,986
Miscellaneous	184,652
Total expenses	$23,274,748

Net investment income	$96,064,376

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$90,986,635
Investment transactions — affiliated investment	(602)
Proceeds from securities litigation settlements	285,726
Financial futures contracts	(7,110,047)
Foreign currency transactions	(2,468,478)
Net realized gain	$81,693,234
Change in unrealized appreciation (depreciation) —
Investments	$100,286,584
Investments — affiliated investment	(2,435)
Foreign currency	756,323
Net change in unrealized appreciation (depreciation)	$101,040,472

Net realized and unrealized gain	$182,733,706

Net increase in net assets from operations	$278,798,082

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$96,064,376	$97,494,623
Net realized gain (loss)	81,693,234	(75,024,660)
Net change in unrealized appreciation (depreciation)	101,040,472	(61,471,156)
Net increase (decrease) in net assets from operations	$278,798,082	$(39,001,193)
Distributions to shareholders —
From net investment income	$(93,849,264)	$(93,849,264)
Total distributions	$(93,849,264)	$(93,849,264)

Net increase (decrease) in net assets	$184,948,818	$(132,850,457)

Net Assets
At beginning of year	$1,205,668,158	$1,338,518,615
At end of year	$1,390,616,976	$1,205,668,158

Accumulated undistributed net investment income included in net assets
At end of year	$7,897,896	$10,311,341

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2017
Net increase in net assets from operations	$278,798,082
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(3,276,988,904)
Investments sold	3,278,960,558
Decrease in short-term investments, net	3,300,150
Net amortization/accretion of premium (discount)	(184,346)
Decrease in dividends and interest receivable	14,600
Increase in dividends receivable from affiliated investment	(61,962)
Decrease in tax reclaims receivable	679,298
Increase in due to broker	30,672
Increase in payable to affiliate for investment adviser fee	110,838
Increase in payable to affiliate for Trustees’ fees	2,427
Decrease in accrued expenses	(174,301)
Net change in unrealized (appreciation) depreciation from investments	(100,284,149)
Net realized gain from investments	(90,986,033)
Net cash provided by operating activities	$93,216,930

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(93,849,264)
Proceeds from notes payable	425,000,000
Repayments of notes payable	(425,000,000)
Increase in due to custodian	2,540,530
Net cash used in financing activities	$(91,308,734)

Net increase in cash*	$1,908,196

Cash at beginning of year(1)	$2,333

Cash at end of year(1)	$1,910,529

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$7,523,257

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(17,438).

(1)	Balance includes foreign currency, at value.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Financial Highlights

	Year Ended October 31,
	2017	2016		2015	2014		2013
Net asset value — Beginning of year	$15.800	$17.540		$18.120	$17.390		$14.800

Income (Loss) From Operations
Net investment income(1)	$1.259	$1.278	(2)	$1.162	$1.304	(2)	$1.241	(2)
Net realized and unrealized gain (loss)	2.401	(1.788)		(0.512)	0.656		2.579

Total income (loss) from operations	$3.660	$(0.510)		$0.650	$1.960		$3.820

Less Distributions
From net investment income	$(1.230)	$(1.230)		$(1.230)	$(1.230)		$(1.230)

Total distributions	$(1.230)	$(1.230)		$(1.230)	$(1.230)		$(1.230)

Net asset value — End of year	$18.230	$15.800		$17.540	$18.120		$17.390

Market value — End of year	$17.190	$14.340		$16.540	$16.980		$16.040

Total Investment Return on Net Asset Value(3)	24.42%	(2.09)%		4.21%	12.01%		27.29%

Total Investment Return on Market Value(3)	29.34%	(5.77)%		4.86%	13.80%		24.03%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,390,617	$1,205,668		$1,338,519	$1,382,839		$1,326,899
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(4)	1.21%	1.24%		1.20%	1.18%		1.24%
Interest and fee expense	0.57%	0.37%		0.25%	0.24%		0.30%
Total expenses(4)	1.78%	1.61%		1.45%	1.42%		1.54%
Net investment income	7.35%	7.84	%(2)	6.47%	7.21	%(2)	7.73	%(2)
Portfolio Turnover	197%	200%		163%	122%		105%
Senior Securities:
Total notes payable outstanding (in 000’s)	$425,000	$425,000		$425,000	$425,000		$425,000
Asset coverage per $1,000 of notes payable(5)	$4,272	$3,837		$4,149	$4,254		$4,122

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.195, $0.534 and $0.260 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 6.64%, 4.26% and 6.11% for the years ended October 31, 2016, 2014 and 2013, respectively.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

17

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Notes to Financial Statements — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2017, the Fund received approximately $1,754,000 from Poland for previously withheld foreign taxes and interest thereon. Such amount is included in Other income in the Statement of Operations. Additionally, approximately $797,000 of previously recorded income for dividend tax reclaims is unpaid and included in Tax reclaims receivable in the Statement of Assets and Liabilities. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

18

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$93,849,264	$93,849,264

During the year ended October 31, 2017, accumulated net realized loss was decreased by $149,843,706, accumulated undistributed net investment income was decreased by $4,628,557 and paid-in capital was decreased by $145,215,149 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), premium amortization, accretion of market discount, distributions from real estate investment trusts, investments in partnerships and preferred securities. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$7,943,884
Capital loss carryforwards and deferred capital losses	$(34,968,203)
Net unrealized appreciation	$113,476,749
Other temporary differences	$1,098,838

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, investments in partnerships, investments in passive foreign investment companies, premium amortization, accretion of market discount, preferred securities and defaulted bond interest.

At October 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $31,755,181 and deferred capital losses of $3,213,022 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on October 31, 2018 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2017, $3,213,022 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,682,630,046

Gross unrealized appreciation	$159,626,587
Gross unrealized depreciation	(46,753,172)

Net unrealized appreciation	$112,873,415

19

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 0.85% of the Fund’s average daily gross assets up to and including $1.5 billion, 0.83% over $1.5 billion up to and including $3 billion, and at reduced rates on daily gross assets over $3 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The fee reduction cannot be terminated without the consent of a majority of Trustees and a majority of shareholders. For the year ended October 31, 2017, the Fund’s investment adviser fee amounted to $14,664,346, or 0.85% of the Fund’s average daily gross assets. Pursuant to a sub-advisory agreement effective November 16, 2015, EVM pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. Effective November 1, 2017, Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM, assumed the sub-advisory responsibilities for the Fund from EVMI. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $3,281,877,982 and $3,302,133,954, respectively, for the year ended October 31, 2017.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended October 31, 2017 and October 31, 2016.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended October 31, 2017 and October 31, 2016.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2017, there were no obligations outstanding under these financial instruments.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended October 31, 2017, the Fund entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$(7,110,047)	$—

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

20

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Notes to Financial Statements — continued

The average notional cost of futures contracts outstanding during the year ended October 31, 2017, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$158,470,000	$158,167,000

7  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At October 31, 2017, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $2,979,050. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2017. The Fund’s average overdraft advances during the year ended October 31, 2017 were not significant.

8  Credit Agreement

Effective August 30, 2017, the Fund entered into a Credit Agreement (the Agreement) with a major financial institution that allows it to borrow up to $498 million over a rolling 179 calendar day period through August 30, 2018. Interest is charged at a rate above 1-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.30% per annum on the unused portion of the commitment if outstanding borrowings are less than 80% of the borrowing limit. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. Prior to August 30, 2017, the Fund had a Committed Facility Agreement with other major financial institutions to borrow up to $530 million. Under the terms of such agreement, the Fund was charged interest at a rate above 1-month LIBOR and was payable monthly. The Fund was charged a commitment fee of 0.35% per annum on the unused portion of the commitment if outstanding borrowings were less than 80% of the borrowing limit. At October 31, 2017, the Fund had borrowings outstanding under the Agreement of $425 million at an interest rate of 1.89%. The carrying amount of the borrowings at October 31, 2017 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2017. For the year ended October 31, 2017, the average borrowings under the agreements and the average interest rate (excluding fees) were $425 million and 1.75%, respectively.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Notes to Financial Statements — continued

At October 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$111,029,433	$48,404,893		$—	$159,434,326
Consumer Staples	32,627,313	87,178,556		—	119,805,869
Energy	41,887,268	44,852,708		—	86,739,976
Financials	106,000,154	142,494,670		—	248,494,824
Health Care	114,202,365	69,417,301		—	183,619,666
Industrials	82,682,030	120,836,053		—	203,518,083
Information Technology	173,102,906	53,232,174		—	226,335,080
Materials	34,410,725	39,060,659		—	73,471,384
Real Estate	46,905,075	—		—	46,905,075
Telecommunication Services	—	27,734,410		—	27,734,410
Utilities	28,326,778	23,080,977		—	51,407,755

Total Common Stocks	$771,174,047	$656,292,401	*	$—	$1,427,466,448

Preferred Stocks
Consumer Staples	$—	$10,880,972		$—	$10,880,972
Energy	10,268,439	—		—	10,268,439
Financials	64,761,940	19,492,208		—	84,254,148
Industrials	4,595,861	—		—	4,595,861
Real Estate	16,008,113	—		—	16,008,113
Utilities	25,493,481	—		—	25,493,481

Total Preferred Stocks	$121,127,834	$30,373,180		$—	$151,501,014

Corporate Bonds & Notes	$—	$143,026,054		$—	$143,026,054
Exchange-Traded Funds	35,199,409	—		—	35,199,409
Short-Term Investments	—	38,310,536		—	38,310,536

Total Investments	$927,501,290	$868,002,171		$—	$1,795,503,461

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

22

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2017

23

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2017, the Fund designates approximately $109,893,083, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 21.50% qualifies for the corporate dividends received deduction.

24

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Notice to Shareholders (Unaudited)

Effective November 1, 2017, Eaton Vance Management’s (“EVM”) London-based affiliate Eaton Vance Advisers International Ltd. (“EVAIL”) will serve as sub-adviser to the Fund. EVM remains the investment adviser of the Fund. Prior to November 1, 2017, Eaton Vance Management (International) Limited (“EVMI”), also located in London, served as sub-adviser to the Fund. There are no changes to investment management personnel, Fund objectives or strategies, or the fees payable by the Fund under its investment advisory agreement, as a result of EVAIL’s assumption of sub-advisory responsibilities from EVMI.

25

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 17, 2017. The following action was taken by the shareholders:

Item 1:  The election of Thomas E. Faust Jr., Mark R. Fetting, William H. Park and Harriett Tee Taggart as Class II Trustees of the Fund for a three-year term expiring in 2020.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Thomas E. Faust Jr.	67,520,105	1,796,279
Mark R. Fetting	67,525,999	1,790,385
William H. Park	67,393,123	1,923,261
Harriett Tee Taggart	67,407,166	1,909,218

26

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

27

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Global Dividend Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company, and has no employees.

Number of Shareholders

As of October 31, 2017, Fund records indicate that there are 33 registered shareholders and approximately 49,645 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETG.

28

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2020. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2020. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Class I Trustee	Until 2019. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2019. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

29

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2020. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2018. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class III Trustee	Until 2018. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2020. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Class I Trustee	Until 2019. Trustee since 2016.

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(3)	Principal Occupation(s) During Past Five Years

Edward J. Perkin 1972	President	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

30

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

32

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2051    10.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the

Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2016 and October 31, 2017 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$70,337	$55,587
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,557	$13,738
All Other Fees(3)	$0	$0

Total	$83,894	$69,325

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2016 and October 31, 2017; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/16	10/31/17
Registrant	$13,557	$13,738
Eaton Vance(1)	$56,434	$148,018

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund and Eaton Vance Advisers International Ltd. (“EVAIL”) is the sub-adviser of the Fund. Michael A. Allison, John H. Croft and Christopher M. Dyer comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Mr. Allison is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since November 2013. Mr. Croft is a Vice President of EVM and has been a portfolio manager of the Fund since March 2010. Messrs. Allison and Croft have managed other Eaton Vance portfolios for more than five years. Mr. Dyer is a Vice President and Director of EVAIL, is the Director of Global Equity for the Eaton Vance organization and has been a portfolio manager of the Fund since September 2015. Prior to joining EVAIL in November 2017, Mr. Dyer was a Vice President of Eaton Vance Management (International) Limited (“EVMI”). Prior to joining EVMI in June 2015, Mr. Dyer was Head of European Equity for Goldman Sachs Asset Management in London, where he also served in various portfolio management roles during his fourteen-year tenure (2001-2015). This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison
Registered Investment Companies	16	$30,140.7		0	$0
Other Pooled Investment Vehicles	14	$17,256.2	(1)	0	$0
Other Accounts	28	$75.7		0	$0
John H. Croft
Registered Investment Companies	8	$6,334.9		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	3	$28.4		0	$0
Christopher M. Dyer
Registered Investment Companies	10	$6,845.6		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	3	$6.4		0	$0

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Michael A. Allison	$10,001 - $50,000
John H. Croft	None
Christopher M. Dyer	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or EVAIL based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM and EVAIL have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern EVM’s and EVAIL’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM and EVAIL

Compensation of EVM’s and EVAIL’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock, restricted shares of EVC’s nonvoting common stock and a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s and EVAIL’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s and EVAIL’s employees. Compensation of EVM’s and EVAIL’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM and EVAIL compensate its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s and EVAIL’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM and EVAIL seek to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM and EVAIL participate in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and EVAIL and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s and EVAIL’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 22, 2017

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 22, 2017